SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  August 17, 1999
(Date of earliest event reported)

Commission File No. 333-71489



                          EQCC Receivables Corporation
                          EQCC Asset Backed Corporation
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                                                         59-3170055
       Delaware                                          59-3170052
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

10401 Deerwood Park Boulevard
Jacksonville, Florida                                              32256
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Address of principal executive offices                           (Zip Code)



                                 (904) 987-5000
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

Documents incorporated by Reference

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31,1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1999, and for periods ended June 30, 1999 and June 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Securities and Exchange Commission on August 13, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-71489) of the Registrant; and (iii) the Prospectus Supplement and Prospectus each dated August 18, 1999, relating to EQCC Home Equity Loan Asset Backed Certificates, Series 1999-3, and shall be deemed to be part hereof and thereof.


Item 7. Financial Statements and Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
(EX-23)                                         Consent of KPMG LLP,
                                                independent auditors of
                                                Ambac Assurance Corporation

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   EQCC RECEIVABLES CORPORATION


August 17, 1999

                                   By:    /s/ Lenore Hanapel
                                          ------------------------------
                                   Name:  Lenore Hanapel
                                   Title: Senior Vice President



                                   EQCC ASSET BACKED CORPORATION


August 17, 1999

                                   By:    /s/ Lenore Hanapel
                                          ------------------------------
                                   Name:  Lenore Hanapel
                                   Title: Senior Vice President

                                INDEX TO EXHIBITS



                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------

(EX-23)           Consent of KPMG LLP,                          E
                  independent auditors of Ambac
                  Assurance Corporation